UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2020
EPR Properties
(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Walnut Street,	Suite 200
Kansas City,	Missouri	64106
(Address of principal executive offices) (Zip Code)

(816)	472-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, par value $0.01 per share	EPR	New York Stock Exchange

5.75% Series C cumulative convertible preferred shares, par value $0.01 per share	EPR PrC	New York Stock Exchange

9.00% Series E cumulative convertible preferred shares, par value $0.01 per share	EPR PrE	New York Stock Exchange

5.75% Series G cumulative redeemable preferred shares, par value $0.01 per share	EPR PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2020 Long Term Incentive Plan
On February 20, 2020, the Compensation and Human Capital Committee (the "Committee") of the Board of Trustees (the "Board") of EPR Properties (the "Company") approved the 2020 Long Term Incentive Plan (the "LTIP") as a subplan under the Company's shareholder-approved 2016 Equity Incentive Plan (the "2016 Equity Incentive Plan"), pursuant to which the Company makes annual long term equity incentive awards, including awards that vest based on the achievement of performance goals and other conditions ("Performance Shares") and awards that vest based on the passage of time ("Restricted Shares"). Under the LTIP, the Committee awards Performance Shares and Restricted Shares to the Company's officers and key employees, including the Company's named executive officers. The number of Performance Shares and/or Restricted Shares awarded will be valued on the grant date using the volume weighted average price of the Company's common shares based on the last 30 trading days prior to such grant date.
In connection with approval of the LTIP, the Committee also approved a form of award agreement for the Performance Shares (the "Performance Shares Award Agreement") and a form of award agreement for the Restricted Shares (the "Restricted Shares Award Agreement") to be used in connection with the issuance of awards under the LTIP to the Company's officers and key employees, including the Company's named executive officers.
Under the Performance Shares Award Agreement, awards of Performance Shares will be issued based upon the Company's achievement level relative to the following performance measures: 50% based upon the Company's Total Shareholder Return ("TSR") relative to the TSRs of the Company's peer group companies (the "Triple Net Peer Group"); 25% based upon the Company's TSR relative to the TSRs of companies in the MSCI US REIT Index; and 25% based upon the Company's Average Annual Growth in AFFO per Share over the Performance Period (as such terms are defined in the Performance Shares Award Agreement). The Company's achievement level relative to the performance measures is assigned a specific payout percentage (the "Payout Percentage") which is multiplied by a target number of Performance Shares. If results for a performance measure exceed the minimum performance level, but are less than the target performance level, or exceed the target performance level, but are less than the maximum performance level, the applicable Payout Percentages will be determined on a sliding scale based upon the percentage such excess represents of the difference between the minimum and target performance levels, or the target and maximum performance levels, as the case may be. The Payout Percentage will be 0% if the applicable performance measure is below the minimum performance level. The Performance Share Award Agreement may also provide for a higher Payout Percentage for exceeding an outperformance level in the case of the two performance measures based upon the Company's TSR.
If an award recipient's employment with the Company is terminated for Cause (as such term is defined in the Company's Employee Severance and Retirement Vesting Plan (the "Severance Plan")), the award recipient will immediately forfeit any and all unearned Performance Shares. If an award recipient's employment with the Company is terminated without Cause or for Good Reason (as such term is defined in the Severance Plan), including a termination from employment due to the recipient's death or disability, the recipient's Performance Shares will be settled as follows: (1) if employment terminates prior to the second anniversary of the beginning of the applicable performance period, all Payout Percentages will be deemed to be achieved at the target performance level and settled at 100%, (2) if employment terminates on or after the second anniversary of the beginning of the applicable performance period and prior to the end of such performance period, all Payout Percentages will be determined based on the actual results from the beginning of such performance period to the date of termination of employment. If a Change in Control (as such term is defined in the 2016 Equity Incentive Plan) occurs prior to the second anniversary of the commencement of the applicable Performance Period and the award recipient's employment ends for Good Reason or without Cause after such Change in Control but prior to the end of such performance period, then the number of Performance Shares earned as of the recipient's termination date will be calculated based upon performance at the target performance level. If a Change in Control occurs after the second anniversary of the commencement of the applicable performance period and the award recipient's employment ends for Good Reason or without Cause after such Change in Control but prior to the end of such performance period, then the number of Performance Shares earned as of the recipient's termination date will be calculated based upon actual performance through the date of termination.
Under the Restricted Shares Award Agreement, the Restricted Shares will be subject to time-based vesting conditions and vest ratably in equal annual increments over the applicable service period. The Committee may, in its sole discretion, accelerate the vesting date for any or all of the Restricted Shares. The vesting date for any or all of the Restricted Shares may also be accelerated in accordance with the Severance Plan. Unless otherwise provided, if the award recipient's employment with the Company is terminated prior to the applicable vesting date for one or more of the Restricted Shares, the recipient will immediately forfeit any and all unvested Restricted Shares. If the award recipient's employment with the Company is terminated by the Company prior to the applicable vesting date and due to the recipient's death or disability, all restrictions on the Restricted Shares will lapse and cease to be effective, as of the date of such termination.
The above summary of the LTIP, the form of Performance Shares Award Agreement and the form of Restricted Shares Award Agreement is qualified in its entirety by reference to the LTIP, the form of Performance Shares Award Agreement and the form of Restricted Shares Award Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.
LTIP Awards
On February 20, 2020, the Committee granted the awards below to the Company's named executive officers under the LTIP. The performance period for the Performance Shares is the three calendar year period ending December 31, 2022. The Restricted Shares vest in four equal annual installments beginning on January 1, 2021. The awards of Performance Shares and Restricted Shares were valued on the basis of their aggregate grant date fair value in accordance with FASB ASC Topic 718.

Greg Silvers President and CEO	28,391 Performance Shares, representing a value of $2,020,000; and 14,195 Restricted Shares, representing a value of $1,010,000

Mark Peterson EVP and CFO	10,077 Performance Shares, representing a value of $717,000; and 5,039 Restricted Shares, representing a value of $358,500

Greg Zimmerman EVP and CIO	9,445 Performance Shares, representing a value of $672,000; and 4,722 Restricted Shares, representing a value of $336,000

Craig Evans EVP, GC and Secretary	6,379 Performance Shares, representing a value of $453,833; and 3,189 Restricted Shares, representing a value of $226,917

Mike Hirons SVP - Asset Management	5,277 Performance Shares, representing a value of $375,467; and 2,639 Restricted Shares, representing a value of $187,733

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2020 Long Term Incentive Plan

10.2	Form of Performance Shares Awards Agreement under the 2020 Long Term Incentive Plan

10.3	Form of Restricted Shares Award Agreement under the 2020 Long Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPR PROPERTIES

By:	/s/ Mark A. Peterson
Mark A. Peterson
Executive Vice President, Treasurer and Chief Financial Officer
Date: February 26, 2020